Exhibit 32.2
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the accompanying Quarterly Report of Noble Midstream Partners LP (the “Partnership”) on Form 10-Q for the period ended March 31, 2019 (the “Report”), I, John F. Bookout, IV, Chief Financial Officer of the Partnership, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	May 3, 2019	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer